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                                                                   EXHIBIT 10.27


                           RESTRICTED STOCK AGREEMENT


             THIS AGREEMENT is made between Jeffrey S. Stauffer (the "Employee") and Pan Pacific Retail Properties, Inc. (the "Company") as of August 13, 1997.

                                    RECITALS

             (1) Pursuant to the Company's 1997 Stock and Option Incentive Plan, the Company has granted to Employee an award of 10,000 shares of common stock (the "Shares").

             (2) As a condition to Employee's grant of Restricted Stock, Employee must execute this Restricted Stock Agreement (this "Agreement"), which sets forth the rights and obligations of the parties with respect to the Shares.

             1. Forfeiture; Vesting.

                   (a) If Employee's employment or consulting relationship with the Company is terminated for any reason, including, but not limited to, for cause, death, and disability, all unvested Shares shall be forfeited and shall be transferred to the Company; provided that as to Shares that would have vested at the end of the year of termination, such Shares shall vest on a prorated basis based on the number of days elapsed in such year and rounding down to the nearest Share.

                   (b) The Shares issued hereunder shall become vested in three
(3) cumulative installments as follows:

                         (i) The first installment shall consist of 3,334 Shares
and shall vest on August 13, 1998;

                         (ii) The second installment shall consist of 3,333
Shares and shall vest on August 13, 1999;

                         (iii) The third installment shall consist of 3,333
Shares and shall vest on August 13, 2000.

                   (c) For example, if termination occurs on July 31, 1999, then Employee will retain as vested the 3,334 Shares that vested on August 13, 1998 and 3,214 of the 3,333 Shares that would otherwise have vested on August 13, 1999 (352/365 days times 3,333 Shares equals 3,214.3 Shares, which is rounded down to 3,214).

             2. Transferability of the Shares; Escrow.

                   (a) Employee hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the unvested Shares that have been forfeited to the Company.



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             (b) To insure the availability for delivery of Employee's unvested
Shares upon forfeiture to the Company, Employee hereby appoints the secretary of the Company, or any other person designated by the Company as escrow agent, as its attorney-in-fact to assign and transfer unto the Company, such unvested Shares, if any, forfeited to the Company pursuant to Section 1 and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the Share certificates representing the unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit 1. The unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Employee attached as Exhibit 2 hereto, until such unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Employee, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit 3. Upon vesting of the unvested Shares, the escrow agent shall promptly deliver to the Employee the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Employee, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

                   (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                   (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

                   (e) This Agreement shall terminate upon the earlier of (i) an event of forfeiture, as described in Section 1(a) herein, or (ii) August 13, 2000.

             3. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Employee, except as specifically provided herein.

             4. Legends. The Share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and federal and state securities laws and the Company's charter):

             THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND FORFEITURE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THE SHARES, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

             5. Adjustment for Stock Split. All references to the number of Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.



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             6. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Employee shown on the records of the Company, and to the Company at its principal executive office.

             7. Survival of Terms. This Agreement shall apply to and bind Employee and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

             8. No Section 83(b) Elections. Because such election could have an impact on the Company's ability to continue as a real estate investment trust under the Code (defined below), Employee agrees that Employee will not file an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the Shares. If Employee does file a Section 83(b) election then such election shall cause the forfeiture of all of the Shares, without proration (notwithstanding Section 1(a)).

             9. Representations. Employee has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Employee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Employee understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of the grant of the Shares or the transactions contemplated by this Agreement.

             10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with California law.

             11. Employee agrees and understands that neither this Agreement nor the grant of Shares alters the Employee's status as an at will employee of the Company.

             Employee represents that he has read this Agreement and is familiar with its terms and provisions. Employee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company (or the Compensation Committee thereof) upon any questions arising under this Agreement.



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             IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.


                                            "COMPANY"

                                            PAN PACIFIC RETAIL PROPERTIES, INC.

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------



                                            "EMPLOYEE"



                                            JEFFREY S. STAUFFER


                                            Address:

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------




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                                    EXHIBIT 1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED I, Jeffrey S. Stauffer, hereby sell, assign and transfer unto ______________(______________) Shares of the Common Stock of Pan Pacific Retail Properties, Inc. standing in my name of the books of said corporation represented by Certificate No. _______________ herewith and do hereby irrevocably constitute and appoint ___________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Agreement between Pan Pacific Retail Properties, Inc. and the undersigned dated August 13, 1997.

Dated: _______________, 1997         Signature:_________________________________









INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to transfer the Shares upon forfeiture as set forth in the Agreement, without requiring additional signatures on the part of the Employee.



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                                    EXHIBIT 2

                            JOINT ESCROW INSTRUCTIONS



                                                               ___________, 1997



Corporate Secretary
Pan Pacific Retail Properties, Inc.
1631-B South Melrose Drive
Vista, California  92083

Dear Corporate Secretary:

        As Escrow Agent for both Pan Pacific Retail Properties, Inc. (the "Company"), and the undersigned employee of the Company (the "Employee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company advises you that a forfeiture has occurred as set forth in the Agreement, the Company shall give to Employee and you a written notice specifying the number of Shares of stock to be transferred to the Company. Employee and the Company hereby irrevocably authorize and direct you to effect the transfer contemplated by such notice.

        2. Upon receipt of such notice, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of Shares being transferred, and (c) to deliver the same, together with the certificate evidencing the Shares of stock to be transferred to the Company.

        3. Employee irrevocably authorizes the Company to deposit with you any certificates evidencing Shares of stock to be held by you hereunder and any additions and substitutions to said Shares as defined in the Agreement. Employee does hereby irrevocably constitute and appoint you as Employee's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transfer herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Employee shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

        4. Upon written request of the Employee, on any of August 13, 1998, 1999 or 2000, unless the Company has provided a notice of forfeiture, you will deliver to Employee a certificate or certificates representing so many Shares of stock as are not then subject to forfeiture. Within 120 days after cessation of Employee's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Employee a certificate or certificates representing the aggregate number of Shares held or issued pursuant to the Agreement and not forfeited to the Company.



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        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Employee, you shall deliver all of the same to Employee and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Employee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate (i) on August 13, 2000 or an event of forfeiture, whichever occurs first, or (ii) if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of the latter, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of




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said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.



        COMPANY:          Pan Pacific Retail Properties, Inc.
                          1631-B South Melrose
                          Vista, California 92083
                          Attn:  President

        EMPLOYEE:         ------------------------------------

                          ------------------------------------

                          ------------------------------------



        ESCROW AGENT:     Corporate Secretary
                          Pan Pacific Retail Properties, Inc.
                          1631-B South Melrose
                          Vista, California 92083
                          Attn:  President

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.



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        18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.


                                            PAN PACIFIC RETAIL PROPERTIES, INC.


                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------


                                            EMPLOYEE:



                                            ------------------------------------
                                            ESCROW AGENT:



                                            ------------------------------------
                                            Corporate Secretary



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                                    EXHIBIT 3

                                CONSENT OF SPOUSE



        I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Agreement. In consideration of granting of the Shares to my spouse, set forth in the Restricted Stock Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Restricted Stock Agreement and agree to be bound by the provisions of the Restricted Stock Agreement insofar as I may have any rights in said Restricted Stock Agreement or any Shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Restricted Stock Agreement.



Dated: _______________, 1997    ________________________________________________





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